Exhibit 99.1

Release:    May 31, 2022

Canadian Pacific announces multi-year agreement with CMA CGM

Calgary – Canadian Pacific (TSX: CP, NYSE: CP) today announced a new multi-year agreement with CMA CGM Group, a world leader in shipping and logistics. CP will become CMA CGM’s primary rail provider in Canada, servicing the ports of Vancouver, Montreal and Saint John, N.B.

“CP is proud to provide CMA CGM with safe and reliable service that includes the shortest route miles to key markets,” said John Brooks, CP Executive Vice-President and Chief Marketing Officer. “CP’s dedication to best-in-class service is enabling supply chain recovery that will drive future growth opportunities for the North American economy.”

CP’s strategic alignment with CMA CGM creates natural synergies supporting sustainability and innovation, which will add density to key lanes and strengthen operational efficiency.

CP’s world-class access to the Port of Vancouver and Port of Montreal, combined with CP’s strategic connection to Port Saint John via New Brunswick Southern Railway, will enable CP to move the majority of CMA CGM’s freight from Canadian ports to key Canadian and US Midwest inland markets.

This agreement also recognizes the future growth opportunities connected to CP’s proposed combination with the Kansas City Southern, which remains subject to approval by the Surface Transportation Board, bringing expanded market reach and creating new efficiencies.

Note on forward-looking information

This news release contains certain forward-looking information and forward-looking statements (collectively, “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as “financial expectations”, “key assumptions”, “will”, “anticipate”, “believe”, “expect”, “plan”, “should”, “commit” or similar words suggesting future outcomes.

This news release contains forward-looking information relating, but not limited, to, the delivery of goods from CMA CGM by CP, the future growth of the business with CMA CGM and related matters associated with the multi-year agreement between CP and CMA CGM.

The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CP’s experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: the fuel efficiency of railways and CP’s operations; the impacts of existing and planned capital investments; North American and global economic growth; commodity demand growth; agricultural production; commodity prices and interest rates; performance of our assets and equipment; applicable laws, regulations and government policies; the availability and cost of labour on the timelines anticipated and with the capabilities required, as well as the availability and cost of services and infrastructure; the satisfaction by third parties of their obligations to CP; the anticipated impacts of the novel strain of coronavirus (and the disease known as COVID-19) and its variants; and capital investments by third parties. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct. Current conditions, economic and otherwise, render assumptions, although reasonable when made, subject to greater uncertainty.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP’s forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures, including competition from other rail carriers; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped; inflation; geopolitical stability; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; disruption in fuel supplies; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; changes in labour costs and labour difficulties; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; exchange rates; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; the effects of current and future multinational trade agreements on the level of trade among Canada and the U.S.; climate change and the market and regulatory responses to climate changes; anticipated in-service dates; success of hedging activities; operational performance and reliability; regulatory and legislative decisions and actions; public opinion; various events that could disrupt operations, including severe weather events, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; acts of terrorism, war or other acts of violence or crime or risk of such activities; insurance coverage limitations; material adverse changes in economic and industry conditions, including the availability of short and long-term financing; the pandemic created by the outbreak of COVID-19 and its variants and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements” in CP’s annual and interim reports on Form 10-K and 10-Q.

The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About Canadian Pacific

Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

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